UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 9, 1997



                          POLO RALPH LAUREN CORPORATION
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             (Exact name of registrant as specified in its charter)




         Delaware                  001-13057            13-2622036
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      (State or other        (Commission File Number)   (I.R.S. Employer
      jurisdiction of                                   Identification No.)
      incorporation)



  650 Madison Avenue, New York, New York                             10022
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      (Address of principal executive offices)                (zip code)



Registrant's telephone number, including area code (212) 318-7000


                                 Not applicable
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          (Former name or former address, if changed since last report)








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                                                                               2




Item 5.      OTHER EVENTS

            On June 9, 1997, the Registrant approved the amended and restated Bylaws attached hereto as Exhibit 3.2. The By-laws are currently in effect and are identical to the Form of Amended and Restated By-laws filed as Exhibit 3.2 of the Registrant's Registration Statement on Form S-1 (Registration No. 333-24733), and were in effect when such Registration Statement became effective on June 11, 1997.



Item 7.      EXHIBITS


      Exhibit Number
  (Referenced to Item 601
    of Regulation S-K)                  Description of Exhibit
  ------------------------              ----------------------

          3.2                    Amended and Restated By-laws of Polo Ralph
                                 Lauren Corporation.











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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:  June 19, 1997

                                      POLO RALPH LAUREN CORPORATION


                                      By:   /S/ VICTOR COHEN
                                         --------------------------------------
                                         Victor Cohen
                                         Senior Vice President, General Counsel
                                         and Secretary

                                  EXHIBIT INDEX

                  Pursuant to Item 601 of Regulation S-K

                                                             Sequentially
                                                               Numbered
 Exhibit No.                 Description of Exhibit              Page
 -----------                 ----------------------          ------------

     3.2       Amended and Restated By-laws of Polo Ralph         1
               Lauren Corporation.